                                                                Exhibit 10.14(d)

                AMENDMENT NUMBER 4 TO LETTER AGREEMENT GCT-026/98

This Amendment Number 4 to Letter Agreement GCT-026/98, dated as of June 1st, 2000 ("Amendment No. 4") relates to the Letter Agreement GCT-026/98 (the "Letter Agreement") between EMBRAER - Empresa Brasileira de Aeronautica S.A. ("Embraer") and Solitair Corp. ("Buyer") dated June 17, 1998, which concerns the Purchase Agreement GCT-025/98 (the "Purchase Agreement"), as amended from time to time (collectively referred to herein as the "Agreement"). This Amendment No. 4 is between Embraer and Buyer, collectively referred to herein as the "Parties".

This Amendment No. 4 sets forth further agreements between Embraer and Buyer relative to Embraer's support in the financing structure of Aircraft #6, 8, 9, 10, 11 and 12 to be provided by General Electric Capital Corporation ("GE Capital").

This Amendment No. 4 constitutes an amendment and modification of the Letter Agreement. All terms defined in the Agreement and not defined herein shall have the meaning given in the Agreement when used herein, and in case of any conflict between this Amendment No. 4 and the Agreement, the terms of this Amendment No. 4 shall control.

WHEREAS, in connection with the Parties' agreements as described above, the Parties have agreed to modify some conditions described in the Letter Agreement as provided below;

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, Embraer and Buyer do hereby agree as follows:

1.    [*]

2.    [*]


---------
* Confidential

      As a consequence of the [*] described in Article 1 above, the Basic Price of each of the Aircraft referred to in Section 1 shall be [*]. In addition, referred to in Article 3 of the Amendment No. 1 to the Letter Agreement, shall be [*]. Due to such change, paragraph "B" of
      Article 3 of the Amendment No. 1 to the Letter Agreement shall be deleted and replaced with the following:

      "B.   [*]

3.    MISCELLANEOUS

      All other provisions of the Agreement which have not been specifically amended or modified by this Amendment No. 4 shall remain valid in full force and effect without any change.

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment No. 4 to be effective as of the date first written above.


---------
Confidential

EMBRAER - Empresa Brasileira de Aeronautica S.A.      Solitair Corp.

By  /s/ Carlos Rocha Villela                      By  /s/ Douglas J. Lambert
    ------------------------------                    -------------------------
Name: Carlos Rocha Villela                             Name: Douglas J. Lambert
Title: E.V.P. and General Counsel                      Title: V.P.

By  /s/ Paulo Cesar Silva
    ------------------------------
Name: Paulo Cesar Silva                               Date:
Title: Director of Sales Financing                    Place:

Date:
Place: